UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

ETF Series Solutions
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
  (Address of principal executive offices) (Zip code)

Paul R. Fearday
ETF Series Solutions
777 E. Wisconsin Ave.
Milwaukee, WI  53202

 (Name and address of agent for service)

(414) 765-5346
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report
May 31, 2016

Validea Market Legends ETF
Ticker: VALX

Validea Market Legends ETF

Validea Market Legends ETF

Dear Validea Market Legends ETF Shareholders,

Thank you for your investment in the Validea Market Legends ETF (“VALX”), referred to herein as “the Fund”. The information presented in this letter relates to the performance of the Fund through May 31, 2016.

The Fund is an actively managed ETF that invests in equity securities selected using Validea Capital’s proprietary investment system, which is based on our interpretation of the published investment strategies of Wall Street legends. In total, Validea Capital runs over 20 distinct fundamentally-based investment approaches, and the Fund is comprised of 100 stocks using 10 distinct “guru”-based models that utilize a wide variety of investment styles, including value, growth, momentum and income. Of the ten unique strategies, the Fund maintains a value investing bias and most of the Fund holdings tend to be in the small and mid-capitalization areas of the market. These portfolio characteristics, which we believe have the potential to be positive contributors to the long term performance of the Fund, have influenced the Fund’s performance over the trailing six months and since inception.

Sticking With Value

While the market has recovered significantly since its February low, the performance for equities so far this year is not anything to write home about. What’s more, the Validea Market Legends ETF, for the six months ended May 31, 2016, continued to trail both the S&P 500 and the Russell 2000 since inception. When we look at the make-up of the Fund, approximately 70-80% of the Fund is in small and mid-capitalization stocks while the remaining part of the portfolio in invested in large and mega cap securities.

While we are of course disappointed with the performance since launching the Fund, we are not alarmed; all strategies, even those used by history’s best investors, go through losing periods, and sometimes those periods of lagging performance can persist and test the patience of even the most disciplined investors.

During periods like these, we do think it’s important to understand the reasons behind the underperformance. In our case, there are a few main factors driving the recent returns of the Fund.

First, while history has shown that smaller stocks tend to beat their larger peers by a significant margin over the long haul, we’ve seen a divergence from that trend over the past few years. For instance, from December 31, 2014 to May 31, 2016, the Russell 2000 index has a total return of -2.23% compared to the S&P 500’s total return of 5% through May 31 of this year.

Part of that wide spread may be due to the normal ebb and flow that occurs between different market segments. But we think that a big part of it may be the result of something else: the rise of index funds. Index-tracking funds have become so popular in recent years, and the majority of them are weighted by market capitalization. This creates a cycle in which investors load up on index funds, pushing prices of the market’s biggest stocks higher, which in turn makes those

Validea Market Legends ETF

stocks comprise an even greater portion of the index, which means investors are buying more of those stocks when they buy index funds, and on and on.

The results of that is a very top-heavy market, and the data bears that out: Through late last year, the 10 largest stocks (by market capitalization) in the S&P 500 were up 13.9%. The other 490? They were down 5.8%. That spread of nearly 20 percentage points has been higher only twice – in 1998 and 1999, the height of the Internet bubble. The tremendous outperformance of large-cap stocks was not sustainable back then, of course, and we doubt that it is sustainable over long periods of time. At the end of last year, five of the 10 largest US stocks in the market traded at price/earnings ratios of 36 or higher; three of them at P/E ratios of 98 or higher. It will be nearly impossible for multi-hundred-billion-dollar companies like these to produce the sort of growth that would sustain those lofty valuations. And it’s not just that handful of the largest stocks that look pricey; mega-capitalization stocks have been more expensive than small stocks only 2.7% of the time over the past 10 years based on a TTM price-to-earnings ratio, according to our data.

Which brings me to the second major reason for our underperformance: the struggles of value stocks. Over many, many decades, value investing has proven to be a winning strategy. That doesn’t mean it always works, however, and 2015 has been one of those years and 2016 is proving to be a better year, although not a blowout year for value. For example, from December 31, 2014 to May 31, 2016, the Russell 1000 Value index, which is a large cap value benchmark, has a total return of 1.35%. The Russell 1000 Growth index total return is 7.53%, or 6.18% more than the value-based index.

When you combine the underperformance of small stocks with the underperformance of value stocks, the results are much worse. When you look at the performance of Russell 1000 Growth index  from December 31, 2014 to May 31, 2016 (7.53%) and compare it to the Russell 2000 Value index, which is down 2.14%, the gap of nearly 10% over a period of 17 months is completely antithetical to the long-term historical averages; according to the data of noted financial researcher Kenneth French, from 1927 through 2014, small value stocks outperformed large growth stocks by an average of 5.1 percentage points annually.

But the underperformance of value goes beyond 2015. Since February 2007, US value stocks have lagged the most expensive US stocks making this one of longest losing streaks on record, going back to 1926.

So, are value stocks dead? We find that notion very unlikely. That’s because we don’t think the historical outperformance of value stocks is due to circumstance or coincidence. Value stocks have outperformed because of human nature and the very nature of business itself.

We humans are an emotional bunch, and we have a tendency to overreact to events. We also have an innate desire to follow the crowd, and a great ability (and need) to recognize patterns. Thousands of years ago, those instincts helped us avoid

Validea Market Legends ETF

danger, find food, and survive. When our ancestors saw a group of people sprinting out of the jungle with looks of terror on their faces, those who had the instinct to follow the crowd increased their chances of survival, for example. Similarly, if every time it rained, a river overflowed into the surrounding area, those who recognized the pattern and avoided that area when it started to rain increased their chances of survival. These characteristics thus were passed down to us in our DNA.

The problem is that, in investing, those same instincts and abilities work against us. We see danger in stocks that have short-term problems and are falling. We see a pattern in a declining stock price, and instinctively think the pattern will go on forever. The danger and the apparent pattern cause us to sell, and run as fast as we can away from the stock – likely into a far more popular, and pricey, stock. Investors do this even when the first stock is already trading levels well below what its underlying business fundamentals would suggest, and even when the second stock is trading well above what its underlying business fundamentals would suggest. That’s how we get value stocks, on one hand, and growth (or, more accurately, “glamour”) stocks, on the other.

That’s what happens in the short term. But at some point, fundamentals of business and investing dictate that a company must justify its glamorous valuation. And it’s incredibly hard to produce the sort of earnings growth that justifies an earnings multiple of 40 or 50, let alone 100 or more, over the long-term. That’s why glamour stocks tend to eventually tumble. Value stocks, on the other hand, have such low expectations that even minor improvements can lead to major increases in share price.

So, what is more likely: that, after decades upon decades upon decades, human nature and the nature of business have changed and the valuation of something that you buy has forever ceased to be relevant; or, that something else has been happening to temporarily distort the natural way of things?

Obviously, we believe it to be the latter. It is likely that several factors have combined to create this extended stretch of underperformance by value stocks. First, many investors are still feeling the trauma of the 2008-09 financial crisis. The events of that jarring period have caused many to become extra sensitive to any sign of danger in the market. This risk aversion has likely led many investors to avoid – more than usual – value plays, which tend to have short-term problems hanging over them. Instead, they are following the crowd into glamour stocks that everyone seems to love.

Second, in recent years, US growth has been so-so, Europe has been in great turmoil, and growth in China and other emerging markets has slowed. With growth hard to come by, it is likely that investors are reaching for growth wherever they can find it – even if it is in overpriced glamour stocks.

Thirdly, the financial sector, basic materials and the energy arenas tend to be laden with value stocks – these unglamorous firms don’t often demand particularly high valuations. Both of these sectors have been pummeled by the commodity collapse of

Validea Market Legends ETF

the past year and a half, meaning that value stocks have taken the brunt of the commodity blow. The short-term pounding isn’t a result of value investing failing; it is not as though investors suddenly found low valuations to be undesirable. Instead, it is a case of businesses being revalued in light of dramatic changes in commodity supply.

Finally, don’t underestimate the role of the Federal Reserve in all this. When you tinker with markets, there are repercussions, and one of the repercussions of the Fed’s extended period of ultra-low rates may well be a distortion of the growth/value cycle. Growth stocks are valued on future earnings – when rates are on the rise, investors are less willing to pay high multiples. Value stocks, meanwhile, are the bird in hand, with strong existing cash flows. Given the recent underperformance of value stocks and strategies and the rate-hiking cycle that is about to begin, one would expect value to start to demonstrate better performance – increasing rates are, in fact, typically good for value stocks.

The Gurus and Discipline

Above, I said that even the best strategies and strategists goes through losing periods. At times like these, it is important to remember that that’s not just lip service. The gurus upon whom I base my strategies are some of history’s most successful investors. But each of the 10 strategists about whom I wrote in The Guru Investor had multiyear stretches in which they significantly lagged the broader market.

What all of these gurus knew, however, was that ditching a proven, fundamentally sound strategy after a couple years of poor performance only compounds your trouble. Mean reversion is a powerful force, and good strategies rebound – very often, the worse the underperformance, the bigger the rebound. Give up on a solid strategy after a bad year or two, and you are likely to miss the rebound. You end up with the pain of the bad year or two, and the pain of missing out when the worm turns.

The gurus didn’t bail. They knew that value and fundamentals win over the long haul, so they stuck to their guns. This is the same approach we intend to follow for the long term with the Validea Market Legends ETF.

Fund and Individual Stock Performance

From the Fund’s inception date of 12/09/2014 through of May 31, 2016, the Fund was down 5.98% at its market price and down 5.86% at NAV.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-730-3457. Performance periods for greater than one-year are annualized. The gross expense ratio of the Fund is 0.79%.

For the fiscal year to date period ending May 31, 2016, VALX underperformed the S&P 500 Index by 4.73% and outperformed the Russell 2000 index by 0.82% at its NAV.  Over the last twelve months, from the period of May 31, 2015 to May 31,

Validea Market Legends ETF

2016 the Fund lost 10.28% compared to a loss of 5.97% for the Russell 2000 and a gain of 1.72% for the S&P 500.

In terms of individual stock performance, the best performing positions in the Fund so far in 2016 include EP Energy (up 139%), Helix Energy Solutions (up 115%) and Tutor Perini (up 90%). The worst performing positions in the Fund include KForce (down 38%), Insys Therapeutics (down 41%) and Natural Health Trends (down 47%).

We thank you for putting your investment in the Validea Market Legends ETF and for putting your trust in our guru-based investing system and strategies.

Sincerely,

Chief Executive Officer, Adviser to the Fund

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Must be preceded or accompanied by a current prospectus.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Investing involves risk. Principal loss is possible. The Validea Market Legends ETF has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in foreign and emerging markets securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-capitalization companies. The Adviser relies heavily on proprietary quantitative models as well as information and data supplied by third parties. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Value investing is subject to the risk that intrinsic values of investments may not be recognized by the broad market or that their prices may decline. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500 Index is a broad-based index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity market. Russell 1000 Growth Index measures the large-cap growth stock segment of the market. The Russell 2000 Value Index measures the performance of the small-cap value stock segment of the U.S. equity universe.

TTM is Trailing Twelve Months

Price/Earning Ratio is the ratio for valuing a company that measures its current share price to its per-share earnings. The price-earnings ratio is calculated as: Market Value per Share/Earnings per Share.

Cash Flow is the net amount of cash and cash equivalents moving into and out of a business.

The indexes do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Validea Capital Management (“Validea Capital”) is the Advisor to the Validea Market Legends ETF which is distributed by Quasar Distributors, LLC.

Validea Market Legends ETF

PORTFOLIO ALLOCATION
At May 31, 2016 (Unaudited)

Percentage of
Sector	Net Assets
Manufacturing	31.7%
Finance and Insurance	17.6
Retail Trade	9.1
Professional, Scientific, and Technical Services	8.1
Mining, Quarrying, and Oil and Gas Extraction	6.7
Wholesale Trade	6.4
Information	5.8
Construction	3.2
Real Estate and Rental and Leasing	2.7
Educational Services	2.0
Administrative and Support and Waste Management
and Remediation Services	1.8
Accommodation and Food Services	1.0
Management of Companies and Enterprises	1.0
Transportation and Warehousing	1.0
Utilities	0.9
Agriculture, Forestry, Fishing and Hunting	0.6
Short-Term Investments	0.4
Other Assets in Excess of Liabilities	0.0 +
Rights	0.0
Total	100.0%

+	Less than 0.05% of total net assets

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
May 31, 2016 (Unaudited)

Shares	Security Description	Value

	COMMON STOCKS – 96.2%

	Accommodation and Food Services – 1.0%
3,163	Darden Restaurants, Inc.	$214,546

	Administrative and Support and Waste Management
	and Remediation Services – 1.8%
5,006	Robert Half International, Inc.	208,200
8,431	West Corporation	177,894
		386,094

	Agriculture, Forestry, Fishing and Hunting – 0.6%
2,978	Cal-Maine Foods, Inc.	132,521

	Construction – 3.2%
40,551	Helix Energy Solutions Group, Inc. (a)	324,814
15,802	Tutor Perini Corporation (a)	357,441
		682,255

	Educational Services – 2.0%
4,114	Strayer Education, Inc. (a)	198,172
4,115	TAL Education Group – ADR (a)	219,823
		417,995

	Finance and Insurance – 15.3%
4,148	Amerisafe, Inc.	251,908
4,069	Banco Macro SA – ADR	254,313
10,584	BofI Holding, Inc. (a)	198,662
1,023	Credit Acceptance Corporation (a)	191,649
4,419	Eagle Bancorp, Inc. (a)	227,534
4,872	Home BancShares, Inc.	214,124
3,722	LendingTree, Inc. (a)	309,857
11,556	Maiden Holdings Ltd	151,615
6,441	Moelis & Company	171,717
8,624	Noah Holdings, Ltd. – ADR (a)	218,532
10,405	Old Republic International Corporation	199,360
14,690	Retrophin, Inc. (a)	261,188
10,676	Universal Insurance Holdings, Inc.	207,541
2,302	Verisk Analytics, Inc. (a)	182,756
7,841	Walker & Dunlop, Inc. (a)	188,419
		3,229,175

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
May 31, 2016 (Unaudited) (Continued)

Shares	Security Description	Value

	COMMON STOCKS (Continued)

	Information – 5.8%
2,667	ePlus, Inc. (a)	$233,443
11,936	Gannett Co, Inc.	186,440
12,996	KT Corporation – ADR (a)	188,312
10,360	MSG Networks, Inc. (a)	179,332
1,330	NetEase, Inc. – ADR	236,527
2,019	Walt Disney Company	200,325
		1,224,379

	Management of Companies and Enterprises – 1.0%
5,407	FCB Financial Holdings, Inc. (a)	199,897

	Manufacturing – 31.7%
8,372	AAON, Inc.	229,728
4,786	Anika Therapeutics, Inc. (a)	226,473
1,603	Apple, Inc.	160,076
8,571	Benchmark Electronics, Inc. (a)	177,677
6,131	Cooper Tire & Rubber Company	196,989
16,226	Dana Holding Corporation	195,036
2,895	Drew Industries, Inc.	223,957
3,718	Dril-Quip, Inc. (a)	226,910
6,717	FARO Technologies, Inc. (a)	237,715
3,989	Five Prime Therapeutics, Inc. (a)	182,377
5,236	Fossil Group, Inc. (a)	145,927
5,311	Hain Celestial Group, Inc. (a)	262,576
4,848	Innospec, Inc.	235,419
3,801	Inogen, Inc. (a)	181,460
5,989	Insteel Industries, Inc.	166,015
2,745	John B Sanfilippo & Son, Inc.	129,893
20,053	LG Display Company Ltd – ADR (a)	218,578
1,585	Ligand Pharmaceuticals, Inc. (a)	189,550
32,750	Nokia Corporation – ADR (a)	186,675
2,416	Oxford Industries, Inc.	153,102
2,038	Sanderson Farms, Inc.	182,829
9,666	Sanmina Corporation (a)	258,952
728	Sherwin-Williams Company	211,913
6,056	Silicon Motion Technology Corporation – ADR	269,189
6,045	Skechers U.S.A., Inc. (a)	188,423

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
May 31, 2016 (Unaudited) (Continued)

Shares	Security Description	Value

	COMMON STOCKS (Continued)

	Manufacturing (Continued)
10,528	Supernus Pharmaceuticals, Inc. (a)	$205,401
3,904	Thor Industries, Inc.	253,760
1,738	United Therapeutics Corporation (a)	206,944
2,166	Universal Forest Products, Inc.	181,814
16,992	Wabash National Corporation (a)	240,947
3,944	Westlake Chemical Corporation	174,049
10,556	Winnebago Industries, Inc.	237,721
9,872	Zumiez, Inc. (a)	146,895
		6,684,970

	Mining, Quarrying, and Oil and Gas Extraction – 6.7%
22,352	Atwood Oceanics, Inc.	238,496
51,264	EP Energy Corporation (a)	289,641
15,480	Forum Energy Technologies, Inc. (a)	259,754
4,828	Oceaneering International, Inc.	159,614
6,227	Sasol Ltd. – ADR	188,118
16,231	Superior Energy Services, Inc.	279,822
		1,415,445

	Professional, Scientific, and Technical Services – 8.1%
3,970	Cognizant Technology Solutions Corporation (a)	243,917
6,826	Enanta Pharmaceuticals, Inc. (a)	167,442
1,061	FactSet Research Systems, Inc.	168,773
5,913	Globant SA (a)	237,348
3,586	Insperity, Inc.	258,084
3,352	MAXIMUS, Inc.	193,243
4,811	Syntel, Inc. (a)	221,691
18,464	Wipro Ltd – ADR	221,752
		1,712,250

	Real Estate and Rental and Leasing – 1.6%
1,442	Jones Lang LaSalle, Inc.	169,954
6,488	Marcus & Millichap, Inc. (a)	164,925
		334,879

	Retail Trade – 9.1%
9,432	Express, Inc. (a)	137,141
10,203	Finish Line, Inc.	184,980
2,711	Foot Locker, Inc.	151,599

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
May 31, 2016 (Unaudited) (Continued)

Shares	Security Description	Value

	COMMON STOCKS (Continued)

	Retail Trade (Continued)
3,009	Genesco, Inc. (a)	$194,382
9,690	MarineMax, Inc. (a)	164,536
4,698	Ross Stores, Inc.	250,873
3,347	TJX Companies, Inc.	254,774
5,492	United Natural Foods, Inc. (a)	204,632
7,323	Urban Outfitters, Inc. (a)	208,925
5,728	Vitamin Shoppe, Inc. (a)	173,215
		1,925,057

	Transportation and Warehousing – 1.0%
5,150	Hawaiian Holdings, Inc. (a)	208,369

	Utilities – 0.9%
7,391	Korea Electric Power Corporation – ADR (a)	195,196

	Wholesale Trade – 6.4%
5,195	Avnet, Inc.	213,151
4,045	Dorman Products, Inc. (a)	223,324
18,246	Rayonier Advanced Materials, Inc.	236,468
2,868	Reliance Steel & Aluminum Company	213,236
3,496	Tech Data Corporation (a)	264,193
21,039	Xerox Corporation	209,759
		1,360,131
	TOTAL COMMON STOCKS (Cost $18,396,766)	20,323,159

	REAL ESTATE INVESTMENT TRUSTS – 3.4%

	Finance and Insurance – 2.3%
9,802	American Capital Agency Corporation	185,160
11,287	Mack-Cali Realty Corporation	296,171

	Real Estate and Retail and Leasing – 1.1%
9,998	Duke Realty Corporation	236,652
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS (Cost $604,043)	717,983

	RIGHTS – 0.0%
3,881	Safeway Casa Ley (a)	—
3,881	Safeway PDC, LLC (a)	—
	TOTAL RIGHTS (Cost $0)	—

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
May 31, 2016 (Unaudited) (Continued)

Shares	Security Description	Value

	SHORT-TERM INVESTMENTS – 0.4%
79,455	Fidelity Institutional Money
	Market Fund – Class I – 0.33%*	$79,455
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $79,455)	79,455
	Total Investments – 100.0%
	(Cost $19,080,264)	21,120,597
	Other Assets in Excess of Liabilities – 0.0%+	2,066
	NET ASSETS – 100.0%	$21,122,663

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
ADR	American Depository Receipt
+	Represents less than 0.05%.
*	Rate shown is the annualized seven-day yield as of May 31, 2016.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

STATEMENT OF ASSETS & LIABILITIES
At May 31, 2016 (Unaudited)

ASSETS
Investments in securities, at value (Cost $19,080,264)	$21,120,597
Dividends and interest receivable	16,012
Total assets	21,136,609

LIABILITIES
Management fees payable	13,946
Total liabilities	13,946

NET ASSETS	$21,122,663

Net assets consist of:
Paid-in capital	$22,891,581
Undistributed (accumulated) net investment income (loss)	1,015
Accumulated net realized gain (loss) on investments	(3,810,266)
Net unrealized appreciation (depreciation) on investments	2,040,333
Net assets	$21,122,663

Net asset value:
Net assets	$21,122,663
Shares outstanding^	900,000
Net asset value, offering and redemption price per share	$23.47

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2016 (Unaudited)

INCOME
Dividends (net of foreign taxes withheld of $427)	$102,357
Interest	134
Total investment income	102,491

EXPENSES
Management fees	83,191
Total expenses	83,191
Net investment income (loss)	19,300

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(1,539,589)
Change in unrealized appreciation (depreciation) on investments	848,595
Net realized and unrealized gain (loss) on investments	(690,994)
Net increase (decrease) in net assets
resulting from operations	$(671,694)

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended
	May 31, 2016	Period Ended
	(Unaudited)	November 30, 2015*
OPERATIONS
Net investment income (loss)	$19,300	$42,805
Net realized gain (loss) on investments	(1,539,589)	(2,131,306)
Change in unrealized appreciation
(depreciation) on investments	848,595	1,191,738
Net increase (decrease) in net assets
resulting from operations	(671,694)	(896,763)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(61,095)	—
Total distributions to shareholders	(61,095)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	—	25,111,300
Payments for shares redeemed	(1,145,040)	(1,214,045)
Net increase (decrease) in net
assets derived from capital
share transactions (a)	(1,145,040)	23,897,255
Net increase (decrease) in net assets	$(1,877,829)	$23,000,492

NET ASSETS
Beginning of period	$23,000,492	$—
End of period	$21,122,663	$23,000,492
Undistributed (accumulated) net
investment income (loss)	$1,015	$42,810

(a)	A summary of capital share transactions is as follows:

	Six-Months Ended
	May 31, 2016	Period ended
	(Unaudited)	November 30, 2015*
	Shares	Shares
Subscriptions	—	1,000,000
Redemptions	(50,000)	(50,000)
Net increase (decrease)	(50,000)	950,000

*	Fund commenced operations on December 9, 2014. The information presented is for the period from December 2014 to November 30, 2015.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six-Months Ended		Period Ended
	May 31, 2016		November 30,
	(Unaudited)		2015(1)
Net asset value, beginning of period	$24.21		$25.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.02		0.05
Net realized and unrealized
gain (loss) on investments	(0.70)		(0.84)
Total from investment operations	(0.68)		(0.79)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.06)		—
Total distributions	(0.06)		—

Net asset value, end of period	$23.47		$24.21

Total return	(2.80	)%(3)	(3.16	)%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$21,123		$23,000

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79	%(4)	0.79	%(4)
Net investment income (loss)
to average net assets	0.18	%(4)	0.22	%(4)

Portfolio turnover rate(5)	85	%(3)	103	%(3)

(1)	Commencement of operations on December 9, 2014.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Validea Market Legends ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS”) (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek capital appreciation, with a secondary focus on income. The Fund commenced operations on December 9, 2014.

Shares of the Fund are listed and traded on the NASDAQ Global Market® (“NASDAQ”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. There were no variable fees received for the period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

Validea Market Legends ETF
NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited) (Continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance for the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, exchange traded funds, and real estate investment trusts that are traded on a national securities exchange, except those listed on the NASDAQ are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in other mutual funds, including money market funds, are valued at their NAV per share.

Short-Term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited) (Continued)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2016:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$20,323,159	$—	$—	$20,323,159
Real Estate
Investment Trusts	717,983	—	—	717,983
Rights	—	—	—	—
Short-Term Investments	79,455	—	—	79,455
Total Investments
in Securities	$21,120,597	$—	$—	$21,120,597

^	See Schedule of Investments for breakout of investments by sector classification.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited) (Continued)

Transfers between levels are recognized at the end of the reporting period. During the six months ended May 31, 2016, the Fund did not recognize any transfers to or from Levels 1, 2, or 3.

B.
Federal Income Taxes. The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

The Fund has analyzed its tax position as of its fiscal year ended November 30, 2015 and has concluded it did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended November 30, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the Fund did not incur any interest or penalties.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid on at least an annual basis. Distributions are recorded on the ex-dividend date.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited) (Continued)

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NASDAQ is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. There were no events or transactions that occurred during the period subsequent to May 31, 2016, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Validea Capital Management, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the advisor pursuant to the Advisory Agreement, interest charges on any borrowings, dividends on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited) (Continued)

services provided to the Fund, the Fund pays the Adviser 0.79% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent and fund accountant. USBFS also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the six months ended May 31, 2016, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $18,179,542 and $18,388,475 respectively.

During the six months ended May 31, 2016, there were no purchases or sales of U.S. Government securities.

During the six months ended May 31, 2016, in-kind transactions associated with redemptions were $902,374.

NOTE 5 – INCOME TAX INFORMATION

The cost basis of investments for federal income tax purposes as of May 31, 2016:

Tax cost of investments	$19,136,825
Gross tax unrealized appreciation	2,540,177
Gross tax unrealized depreciation	(556,405)
Net tax unrealized (depreciation)	$1,983,772

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined for the semi-annual period ended May 31, 2016.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited) (Continued)

As of November 30, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net unrealized appreciation (depreciation)	$1,135,177
Undistributed ordinary income	61,094
Undistributed long term capital gains	—
Total distributable earnings	61,094
Other accumulated gain (loss)	(2,232,400)
Total accumulated gain (loss)	$(1,036,129)

The difference between book and tax basis cost is attributable to wash sales and passive foreign investment companies.

For the period ended November 30, 2015 the Fund had a short-term capital loss carryforward of $2,232,400. This amount does not have an expiration date.

The tax character of distributions paid by the Fund during the periods ended May 31, 2016 and November 30, 2015 were as follows:

	May 31, 2016	November 30, 2015
Ordinary income	$61,095	$ —

Validea Market Legends ETF

EXPENSE EXAMPLE
For the Six Months Ended May 31, 2016 (Unaudited)

As a shareholder of Validea Market Legends ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 – May 31, 2016).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	December 1, 2015	May 31, 2016	During the Period(1)
Actual	$1,000.00	$ 972.00	$3.89
Hypothetical (5% annual	$1,000.00	$1,025.00	$4.00
return before expenses)

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized current period expense ratio, 0.79% multiplied by the average account value during the period, multiplied by the number of days in the most recent six month period, 183 days, and divided by the number of days in the most recent twelve month period, 366 days.

Validea Market Legends ETF

INFORMATION ABOUT THE PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.valideafunds.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.valideafunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES
(Unaudited)

The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, or by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.valideafunds.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.valideafunds.com.

Validea Market Legends ETF

PRIVACY POLICY
(Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

The Fund does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Fund maintains physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

Adviser
Validea Capital Management, LLC
363 Ridgewood Rd
West Hartford, Connecticut  06107

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC  20004

Validea Market Legends ETF
Symbol – VALX
CUSIP – 26922A883

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title  /s/ Paul R. Fearday
           Paul R. Fearday, President (principal executive officer)

Date     July 28, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title   /s/ Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date     July 28, 2016

By (Signature and Title)* /s/ Kristen M. Weitzel
  Kristen M. Weitzel, Treasurer (principal financial officer)

Date     July 28, 2016